Exhibit 99.2 Solaris Oilfield Infrastructure Acquisition of Mobile Energy Rentals July 9, 2024 solarisoilfield.com

Solaris Oilfield Infrastructure

Transaction Overview


SMT 60

Mobile Energy Rentals Overview ("MER")

- Premier provider of distributed power solutions serving the energy and commercial & industrial end-markets
- Current fleet of mission-critical distributed power equipment is fully-utilized
- Fleet scaling from 153 MW today to 478 MW by the end of Q3 2025 via purchase orders for new generation assets from Solar Turbines
- Purchase multiple of ~4.0x contracted run-rate Adjusted EBITDA[1]

Purchase Price	$200 million
Consideration	$140 million in Solaris equity (~16.5 million Class B shares) plus $60 million in cash
Financing	$300 million in committed financing from Banco Santander, Texas Capital Securities, and Woodforest National Bank • $250 million + $50 million delayed draw
Investment Plan	~$308 million on-order to purchase 358 MW of Solar mobile turbines to be delivered through the end of Q3 2025[2]
Closing	Expected end of Q3 2024, subject to shareholder vote, regulatory approvals, and other customary closing conditions
Pro Forma Ownership	Management, insiders, and MER's founders and management team will collectively own >50% of Solaris post-close
New Company Name	At closing, SOI name to be changed to Solaris Energy Infrastructure, Inc. (NYSE: SEI) to reflect the Company's evolution

(1) Adjusted EBITDA defined as EBITDA plus stock-based compensation and other non-cash items.
(2) 33 MW of investment plan purchases have been paid for and received to-date.

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Solaris Oilfield Infrastructure Transaction Highlights and Strategy Transaction Highlights and Strategy • Leverage to high-growth end-markets, including data centers, other commercial & industrial Scale, End-Market Diversity applications and energy (upstream, midstream and downstream) and Contractual Profile • Pro forma business mix expected to be >50% distributed power infrastructure Compelling Valuation and • Upfront purchase multiple and primary capital investment drive return opportunity Capital Redeployment • Reinvesting Solaris’ cash flow to fund turbine fleet expansion Opportunity • MER team will integrate with Solaris, leveraging their long and successful track-record Experienced and Aligned • MER team will own in aggregate ~27% of Solaris pro forma, enhancing shareholder alignment Management Team • Similar cultures and business philosophies Synergies with Our • Synergies include Solaris’ engineering, manufacturing, and field service support functions Business • Ability to leverage Solaris’ existing corporate and other support infrastructure 1 • Conservative pro forma financial profile, with <2.0x leverage at closing with further deleveraging Committed to Growing as new equipment is placed into service Shareholder Value • Continue to prioritize shareholder returns through dividends and buybacks (1) Based on run-rate Adjusted EBITDA for Solaris + MER. solarisoilfield.com 3

Solaris Oilfield Infrastructure

Distributed Power Can Address Demand Growth Bottlenecks

Grid constraints lead to multiple points of opportunity along the value chain

Onsite Distributed Power – Fast, Reliable, and Efficient Primary & Backup Solution



VS.

Reliance on Grid Alone can be Challenging; High Disruption/Delay Risk


Aging T&D Infrastructure
Distribution Connection Delays
Generation Interconnection Delays
Generation Bottlenecks:
Permitting delays
Capital investment
Supply chain challenges

The lead time to procure utility power for new hyperscale data centers across 22 U.S. markets ranges from 2.5 to 7 years[1]

Capacity waiting for grid connectivity up 30% in 2023 YoY, and ~six-fold since 2010[2]


972 GW
462 GW
U.S. Generation Capacity
In Queue
2010
1,279 GW
~2,600 GW
U.S. Generation Capacity
In Queue
2023

(1) TD Cowen research report "Data Centers, Generative AI & Power Constraints: The Path Forward" dated May 28, 2024.
(2) Lawrence Berkley National Laboratory report "Queued Up: 2024 Edition" dated April 2024.

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Solaris Oilfield Infrastructure Distributed Power Solutions Serve Fast Growing End-Markets (1) (2) Permian Power Demand to Grow ~5 GW Over Next Decade U.S. Power Consumption Demand by Data Centers (GW) (GW) 30 35 25 28 20 21 15 25 14 10 17 7 5 - 0 2022 2023 2024 2025 2026 2027 2028 2029 2030 2024 2036 (1) S&P Global report “Electrifying the Permian Basin” prepared for ERCOT planning committee, dated March 22, 2023. (2) McKinsey & Company article “Investing in the rising data center economy”, dated January 17, 2023. solarisoilfield.com 5

Solaris Oilfield Infrastructure MER Fleet Overview and Expansion Plan MER has secured additional supply of mobile generation equipment Illustrative scale of power end-markets City of 21 units 2 units 30,000 MW Houston Current 120 33 153 MW Data 100-300 MW Center 23 units 21 units Large Oilfield 70 MW Microgrid Exit 2025 131 347 478 MW Frac Fleet 30 MW 5.7 MW Units 16.5 MW Units Small Oilfield 15 MW Microgrid solarisoilfield.com 6

Solaris Oilfield Infrastructure Compelling Value Creation Opportunity Illustrative Range of Pro Forma Exit 2025 Adjusted EBITDA Outcomes ($ millions) Growth Range MER $212 – $232 SOI (+) Potential for longer- $75 – $95 term contracts to drive Equipment higher utilization on-order (2) $137 (+) Potential for higher pricing (+) New contracts/ $50 extensions of current (+) Potential return of contracts at range of natural gas completions pricing and utilization activity for SOI (-) Additional costs to (1) $87 support growth (2) Run Rate at Closing MER Growth Potential Potential 2025 Exit Run Rate Further Growth Potential (1) 1H 2024 annualized Adjusted EBITDA. (2) Estimated full-year EBITDA following completion of investment plan. solarisoilfield.com 7

Solaris Oilfield Infrastructure Solaris’ Scale and Infrastructure Position MER for Rapid Growth MER Market Growth Opportunity Strong Field Corporate Support Service Support Infrastructure In-House Manufacturing Proven Ability to Deploy & Repair & Engineering Mobile Equipment solarisoilfield.com 8

Solaris Oilfield Infrastructure

Sources & Uses and Capital Priorities

Illustrative Transaction Sources & Uses ($mm)[1]

At Closing

Sources		Uses	
Debt Financing	$250	Solaris Shares Issued to MER Owners	$140
Solaris Shares Issued to MER Owners	140	Cash to MER Owners	60
		Purchase Price	**$200**
		Est. Growth Capital Reimbursement	175
		Fees[2]	15
Total Sources	**$390**	**Total Uses**	**$390**

Post-Closing

Sources		Uses	
Additional Debt Financing and Cash Flow from Operations	$134	Additional Growth Capital Spending	$134
Total Sources	**$134**	**Total Uses**	**$134**

Pro Forma Equity Ownership (Class A + B Shares)


Other B shares, 1%
Legacy Insiders 25%
Non-Insider Public Float 47%
MER Owners 27%

Management, insiders, and legacy MER owners will own >50% of SEI on a pro forma basis vs ~40%[3] pre-transaction

Capital Allocation Priorities

Balance Sheet
- Targeting leverage of <2.0x post-close

Organic Investment
- Reinvest free cash flow into additional mobile generation assets at attractive returns and contractual profiles

Shareholder Returns
- Maintain current $0.48/share annualized dividend
- Opportunistic share repurchases ($15mm remaining in current authorization)

Inorganic Investment

(1) Assumes a closing on or before September 30, 20224.
(2) Includes estimated transaction expenses and financing fees.
(3) Includes SOI employees and Yorktown's ownership as of June 2024.

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Solaris Oilfield Infrastructure Renaming as Solaris Energy Infrastructure, Inc. NYSE: SEI Providing distributed power to diverse and growing end-markets and all-electric material handling equipment to the oilfield Combined End-Market Exposure Opportunities Combined Mobile Product Offering Oilfield 16.5 MW Power Electric Sand & Fluid Upstream Midstream Downstream Generation Handling Equipment Commercial & Industrial Data Centers Utilities Manufacturing Small Scale Diesel 5.7 MW Power Power Generators Generation Healthcare Grocery Hospitality solarisoilfield.com 10

Current Dividend Yield (%) Solaris Oilfield Infrastructure Combined Company Presents a Unique and Attractive Way to Play Electrification Selected Publicly-Traded Comparables: EV / 2025 Consensus Adjusted EBITDA Multiple and Current Dividend Yield (As of July 5, 2024) EV / 2025 EBITDA Dividend Yield 18x 7% 16.1x 15.8x 16x 6% 14x 12.3x 5% 11.6x 12x 11.0x 10.6x 4% 10x 7.5x 8x 3% 6x 2% 4.2x 4x 1% 2x NA 0x 0% Industry Natural Gas Residential S&P 500 Electric Electric Equipment (2) Utility Services Power Generators Gas Turbine OEM Modular Reactors Compression Generator OEMs Utilities OEMs Constituent(s) (1) NEE, DUK, PNW, EXC, XEL, FE, EIX, AEP, PPL, ES, ETR, LNT, EVRG, PCG, SO Source: Bloomberg. (1) Solaris multiple represents current EV and 1H 2024 annualized Adjusted EBITDA. (2) Each peer has negative Adjusted EBITDA estimates. solarisoilfield.com 11 EV / 2025 Adjusted EBITDA Multiple

Solaris Oilfield Infrastructure

Key Takeaways

- Acquisition of **Mission-Critical** Distributed Power Infrastructure which Remains in **Short Supply**
- Materially **Diversifies and Scales** Solaris By Adding a New Product Line and Multiple New End-Markets
- **Experienced and Aligned Management Teams** with Material Ownership of Combined Business
- **Operational Synergies** with Solaris Engineering, Manufacturing, Field Services and Corporate Infrastructure
- **Compelling Valuation on Contracted Adj. EBITDA** with **Attractive Returns** Expected on Equipment On-Order
- **Committed to Growth** While Maintaining the Dividend and a Conservative Financial Profile

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Solaris Oilfield Infrastructure Solaris Q2 2024 Financial Update solarisoilfield.com

So Solaris laris O Oilf ilfie ield ld I In nf fr ras ast tru ruc ct tu ur re e Q2 2024 Financial Update $70 - $75 $20 - $21 $16 Million $11 Million Total Debt at Net Debt at Million Million Quarter End Quarter End Revenue Adj. EBITDA solarisoilfield.com 14

Solaris Oilfield Infrastructure Appendix solarisoilfield.com

Solaris Oilfield Infrastructure

MER Fleet Overview

Solar Turbine's mobile units are purpose-built for on-demand, distributed generation capacity that is both economic and environmentally-friendly. They are designed for projects where fast setup and reliable operations are critical.

~153 MW owned capacity[1]
~325 MW remaining capacity on-order







	Solar T60 MPU	Solar SMT60	Solar SMT130
Fleet Count	15 (owned)	6 (owned) / 2 (on-order)	2 (owned) / 19 (on-order)
Power Capacity	5.7 MW	5.7 MW	16.5 MW
Heat Rate[2]	10,830 Btu/kWh	10,830 Btu/kWh	9,630 Btu/kWh
Fuel	Dual fuel capable (natural gas & diesel) with wide fuel flexibility (field gas, CNG, LPG, etc.)		
NOx Emissions	15 ppm	15 ppm	9 ppm
Transportation	Highly Mobile – Can be transported highway / rugged terrain / ocean & air freight		
Set-up time	< 4 hours	< 4 hours	< 12 hours
Maintenance Interval	Extended Maintenance Intervals – Overhaul every ~30,000 hours (3.5 – 4 years)		
Scalability	Highly scalable with ability to combine multiple units to achieve power needs		

(1) 33 MW of investment plan purchases have been paid for and received to-date.
(2) ISO: 15°C (59°F, sea level).

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Solaris Oilfield Infrastructure Solaris Snapshot (NYSE: SOI) (1) Annualized total gross margin per frac crew followed in Q1 2024 as compared to 2019, excluding transloading. solarisoilfield.com 17

Solaris Oilfield Infrastructure Solaris Has Maintained a Leading Market Position Throughout the Cycle 1 3 Expanded Solaris Offering Drives Higher Earnings Power High Customer Renewal Rates $123 $113 $97 $87 $84 85%-90% Customer 380 Stickiness $30 330 $26 220 215 4 4 Select Operator Customers Select Service Customers 180-190 180 130 rd ~1/3 share maintained through cycle 2 2018 2019 2020 2021 2022 2023 2024 SOI Frac Crews Other Technologies SOI Adj. EBITDA ($ mm) (1) Approximate average fully utilized US frac fleet count used to estimate total addressable market for well site sand storage systems (2) 1H 2024 Adj. EBITDA annualized (3) Defined as % of working days driven by customers who have been consistent customers (4) Includes direct and indirect customers solarisoilfield.com 18 US Frac Crews Fully Utilized SOI Adjusted EBITDA ($ millions)

Solaris Oilfield Infrastructure All-Electric, Integrated Offering Drives Efficiency in the Operations supported by field service and real- time monitoring through Solaris software suite Low-Pressure Completions Value Chain Top Fill Sand Loading System - Internal equipment design and manufacturing capability supports quick and cost-effective Proppant Management System support of customers’ efficiency initiatives - System power options include Solaris-owned Fluids Management System generating capacity, tie-in to grid or customers’ onsite distributed power Logistics Management AutoBlend Integrated Electric Blender solarisoilfield.com 19 solarisoilfield.com 19

Solaris Oilfield Infrastructure Solaris’ All-Electric, Integrated Offering Drives Efficiency in the Low-Pressure Completions Value Chain solarisoilfield.com 20

Solaris Oilfield Infrastructure Disclaimer Forward-Looking Statements The information in this presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of forward-looking statements include, but are not limited to, Solaris’s proposed transaction with the equity holders of MER, Solaris’s ability to consummate the transaction, the benefits of the transaction and Solaris’s future financial performance following the transaction, as well as Solaris’s financing plans, strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management, and the other risks discussed in Part I, Item 1A. “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, each filed with the U.S. Securities Exchange Commission (the “SEC”). Solaris’ SEC filings are available publicly on the SEC’s website at www.sec.gov. Forward-looking statements are based on our current expectations and assumptions regarding our transaction with MER, our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include, but are not limited to the factors discussed or referenced in our filings made from time to time with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Additional Information About the Proposed Transaction and Where to Find It In connection with the proposed transaction, the Company will file a proxy statement with the SEC. Additionally, the Company will file other relevant materials with the SEC in connection with its proposed transaction with the equity holders of MER. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the transaction and the parties to the transaction. Participants in the Solicitation The Company, MER and their respective directors, executive officers, other members of their management and their employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Company stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s Definitive Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2024, and the proxy statement and other relevant materials filed with the SEC in connection with the transaction when they become available. Information concerning the interests of the Company’s and Mobile Energy Rentals LLC’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available. No Offer or Solicitation This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. solarisoilfield.com 21

Solaris Oilfield Infrastructure Disclaimer About Non-GAAP Measures In addition to financial results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), this news release presents non-GAAP financial measures. Management believes that Adjusted EBITDA, leverage (net debt to annualized Adjusted EBITDA) and net debt (total debt less cash and cash equivalents) provide useful information to investors regarding the Company’s financial condition and results of operations because they help facilitate analysis of operating performance. In particular, we view Adjusted EBITDA as an important indicator of performance. We define EBITDA as net income, plus (i) depreciation and amortization expense, (ii) interest expense and (iii) income tax expense, including franchise taxes. We define Adjusted EBITDA as EBITDA plus (i) stock-based compensation expense and (ii) certain non-cash items and extraordinary, unusual or non- recurring gains, losses or expenses. Although management believes the aforementioned non-GAAP financial measures are good tools for internal use and the investment community in evaluating Solaris’ overall financial performance, the foregoing non-GAAP financial measures should not be considered as a substitute for or superior to other measures of financial performance prepared in accordance with GAAP. However, no reconciliations of these non-GAAP measure to their most directly comparable GAAP measures are available without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various reconciling items that would impact the most directly comparable forward-looking GAAP financial measures, that have not yet occurred, are out of our control and/or cannot be reasonably predicted given we have not completed any reporting processes for the periods presented. Industry and Market Data This presentation has been prepared by Solaris and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Solaris believes these third-party sources are reliable as of their respective dates, Solaris has not independently verified the accuracy or completeness of this information. Some data are also based on the Solaris’s good faith estimates, which are derived from its review of internal sources as well as the third-party sources described above. Trademarks and Logos Solaris owns or has rights to various trademarks, service marks and trade names that is uses in connection with the operation of its business. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. Solaris’ use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to and does not imply, a relationship with Solaris or an endorsement or sponsorship by or of Solaris. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ©, ®, TM or SM symbols, but the omission of such references is not intended to indicate, in any way, that Solaris will not assert, to the fullest extent under applicable law, its rights or the right of the applicable owner of these trademarks, service marks and trade names. solarisoilfield.com 22

Solaris Oilfield Infrastructure Solaris Oilfield, Inc. 9651 Katy Freeway, Suite 300 Follow us on LinkedIn Houston, Texas 77024 solarisoilfield.com 23